                              --------------------
                                     T H E
                              --------------------
                                     R.O.C.
                              --------------------
                                  TAIWAN FUND
                              --------------------


                                 ANNUAL REPORT

                                December 31,200

--------------------------------------------------------------------------------
DEAR STOCKHOLDERS
--------------------------------------------------------------------------------

The Fund's net asset value per share (NAV) declined 39.9% in 2000 after adjustment for dividends. This performance was better than the 43.9% fall in the Taiwan Stock Exchange Index (TAIEX) even though the New Taiwan dollar depreciated 4.8% against the U.S.
dollar during the year.

Despite its dismal showing in 2000, the market started off the year on a high note. Supported by record-high trading levels and a strong economy as well as the Nasdaq rally, the TAIEX quickly gained nearly 21% to the year's high in mid-February. Most investors were then focusing on the bullish prospects for technology stocks--whose total value makes up more than half of market capitalization. Consolidation and acquisitions involving a few of Taiwan's largest semiconductor companies signaled the industry's bright prospects. The other major technology theme was telecommunications as government plans to further liberalize the domestic industry along with forecasts of robust global demand sparked a run-up in prices of telecom-related stocks.

Taiwan's market held up fairly well, trading in positive territory until mid-year despite the sharp decline of the Nasdaq in April and May. Even a rise in tensions with China around the March presidential election of Chen Shui-bian, candidate of a political party that has advocated Taiwan independence in the past, did not rattle the market for long. But from June it began to suffer under the impact of three main factors that resulted in declines in the TAIEX each month through the end of the year.

First, problems of the administration of President Chen, whose inauguration in May marked the end of more than 50 years of Nationalist (Kuomintang) Party rule in Taiwan, created political uncertainties that steadily eroded investor confidence. Disarray over the new government's tax policy troubled the market for much of the third quarter. Political turmoil reached a peak in late October, when Chen's premier announced the cancellation in construction of a partially built $5 billion nuclear power plant. In response, the opposition-controlled legislature passed a preliminary motion to recall the president. Although no further action has been taken on the motion, the lawmakers temporarily blocked passage of the government's budget and some other legislation. A resolution to the nuclear-plant controversy was reached in mid-February of the new year, and construction has resumed.

Mounting debt levels in banks--the second factor--also intensified in the latter half of the year. Requests for debt restructuring by nine conglomerates raised concern about the asset quality of Taiwan's banks. In addition, several companies and individuals targeted in an official crack-down on corruption faced financial problems. The strains on the banking system increased as the TAIEX continued to fall, since many borrowers put up stock as collateral. Given worries that these developments could seriously affect the financial system, the legislature near year-end approved measures to expedite mergers and acquisitions of banks and allow establishment of special asset management companies to clean up bad bank assets.

Slowing demand for Taiwan's high-tech products started to affect the market at about the same time as the other two factors. Earnings warnings in September from major U.S. technology companies Intel and Apple broadened in the fourth quarter to Dell, Hewlett-Packard and Microsoft. The resulting downturn in the Nasdaq spread to Taiwan's own technology stocks. First to be affected were DRAM makers as prices for memory chips fell sharply in response to disappointing PC sales. By the end of the year, the weakness had spread to include most computer and telecom companies as well as semiconductor foundries (manufacturers doing contract work for other chipmakers and IC designers). In late December the TAIEX reached the year's low, down almost 55% from the mid-February peak.

Buoyant foreign demand throughout most of 2000, however, helped fuel Taiwan's economy to an estimated 6.4% growth for the best performance in three years. Merchandise exports--equivalent to roughly 40% of gross national product--increased 22% during the year, largely due to a 45% rise in electronics shipments. Private investment was also strong, expanding about 17%. But these and other sectors of the economy did start to slow somewhat near year-end under the influence of weakening global economic conditions. For this reason, we are forecasting that Taiwan's economy will grow 5.6% in 2001.

The past year was an especially miserable one for investors in Taiwan. In terms of the combination of the decline of the TAIEX, decrease in value of market capitalization and contraction in margin loan balance, it was the worst on record although in percentage terms the TAIEX decline was not as bad as the nearly 53% fall in 1990. The losses suffered in 2000 should have a pronounced influence in the investment pattern emerging in the new year, which we believe will be characterized by a short-term trading mentality. Any rebounds will be limited and brief as investors rotate in and out of what are considered low-priced stocks. Given this environment, we have adopted a strategy of broad diversification, both across and within market sectors. This well-balanced portfolio, with no marked overweightings in individual stocks or market segments, will be maintained until we have clear signs that the second half of the year holds better prospects that are currently being forecast by many market watchers. At that time, we may shift to a more aggressive strategy.

We are grateful for your continuing support and look forward to discussing our market outlook and investment strategy with you in future reports.


    Respectfully submitted,



    /s/ Michael Ding
    -----------------------
    Michael Ding
    President


    February 20, 2001

--------------------------------------------------------------------------------
   Portfolio Highlights
   Year Ended December 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                           Percent of
Company                                    Net Assets
--------------------------                  ---------
United World Chinese Commercial Bank           5.55%

Formosa Plastics Corp.                         4.91

Taipei Bank                                    4.73

Nan Ya Plastics Corp.                          4.52

China Steel Corp.                              4.33

Delta Electronics Inc.                         4.18

United Microelectronics Corp.                  4.13

Cradle Technology Corp.                        3.96

Cathay Life Insurance Co., Ltd.                3.77

Chunghwa Telecom Co., Ltd.                     3.61


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of
Ten Largest Sectors                        Net Assets
-----------------------------               ---------
Banking                                       15.03%

Plastics                                       9.43

Electronics                                    8.20

Communications Equipment                       8.05

Steel & Other Metals                           5.99

Telephone Services                             5.64

Computer Services & Software                   4.91

Semiconductors                                 4.82

Computers & Office Equipment                   4.57

Other Financials                               4.42

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS / DECEMBER 31, 2000
--------------------------------------------------------------------------------


COMMON STOCKS-- 76.25%                                                               % of         Market Value
Banking-- 15.03%                                                                  Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
   10,000,000shs. *  Taishin International Bank.................................      2.31           4,364,694
   10,000,000     *  Bank Sinopac...............................................      2.44           4,607,177
   17,338,100     *  Taipei Bank................................................      4.73           8,933,914
   14,013,440        United World Chinese Commercial Bank.......................      5.55          10,491,391
                                                                                                   ------------
                                                                                                    28,397,176

Other Financials-- 4.42%
---------------------------------------------------------------------------------------------------------------
           80     *  Grand Cathay Securities Corp...............................      0.00                  29
    2,400,000     *  Yuan Ta Securities Co., Ltd................................      0.65           1,214,841
    4,054,000     *  Cathay Life Insurance Co., Ltd.............................      3.77           7,126,940
                                                                                                   ------------
                                                                                                     8,341,810
Communication Equipment-- 8.05%
---------------------------------------------------------------------------------------------------------------
    2,106,000        Zinwell Corp...............................................      1.56           2,968,266
    3,937,000     *  Accton Technology Corp.....................................      1.95           3,675,424
    3,000,000     *  Microelectronics Technology Inc............................      2.16           4,073,715
    3,000,000     *  Zyxel Communications Corp..................................      2.38           4,501,091
                                                                                                   ------------
                                                                                                    15,218,496
Computer Services and Software-- 4.91%
---------------------------------------------------------------------------------------------------------------
    1,500,000     *  Systex Corp................................................      0.95           1,791,343
    1,686,000     *  Cradle Technology Corp.....................................      3.96           7,486,633
                                                                                                   ------------
                                                                                                     9,277,976
Computers & Office Equipment-- 4.57%
---------------------------------------------------------------------------------------------------------------
    3,463,000     *  Royal Information Electronics..............................      0.00                   0
          473        Compal Electronics Inc.....................................      0.00                 639
    1,501,000     *  Unicap Electronics Industrial..............................      0.39             732,484
    2,517,000        Delta Electronics Inc......................................      4.18           7,896,141
                                                                                                   ------------
                                                                                                     8,629,264
Electronics-- 8.20%
---------------------------------------------------------------------------------------------------------------
          400     *  Uniplus Electronics Co., Ltd...............................      0.00                 342
    1,200,000     *  Helix Technology Co........................................      0.23             441,925
    1,000,000     *  Ambit Microsystems Corp....................................      2.18           4,122,211
    2,750,000     *  Elan Microelectronics Corp.................................      2.43           4,584,445
    1,500,000     *  Compeq Manufacturing Co. Ltd...............................      3.36           6,342,447
                                                                                                   ------------
                                                                                                    15,491,370
Paper-- 1.65%
---------------------------------------------------------------------------------------------------------------
    9,279,270     *  Chung Hwa Pulp Corp........................................      1.65           3,121,966
                                                                                                   ------------
                                                                                                     3,121,966

See accompanying notes to consolidated financial statements.

                                                                                     % of         Market Value
Plastics-- 9.43%                                                                  Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
    7,573,968 shs.   Nan Ya Plastics Corp.. ....................................      4.52           8,539,998
    6,604,341        Formosa Plastics Corp......................................      4.91           9,268,337
                                                                                                  -------------
                                                                                                    17,808,335
Semiconductors-- 4.82%
---------------------------------------------------------------------------------------------------------------
          284    *   Taiwan Semiconductor Manufacturing Co., Ltd................      0.00                 676
    2,662,500    *   Powerchip Semiconductor Corp...............................      0.69           1,291,222
    5,495,000    *   United Microelectronics Corp...............................      4.13           7,811,454
                                                                                                  -------------
                                                                                                     9,103,352
Steel & Other Metals-- 5.99%
---------------------------------------------------------------------------------------------------------------
   10,000,000    *   Tung Ho Steel Enterprise Corp..............................      1.66           3,137,124
   13,568,000        China Steel Corp...........................................      4.33           8,183,899
                                                                                                  -------------
                                                                                                    11,321,023
Telephone Services-- 5.64%
---------------------------------------------------------------------------------------------------------------
    2,504,000    *   Taiwan Cellular Corp.......................................      2.03           3,832,808
    3,000,000    *   Chunghwa Telecom Co. Ltd...................................      3.61           6,819,835
                                                                                                  -------------
                                                                                                    10,652,643
Transportation-- 2.72%
---------------------------------------------------------------------------------------------------------------
    3,079,296    *   Evergreen Marine Corp. (Taiwan) Ltd........................      1.09           2,062,695
    7,323,540        Yang Ming Marine Transport Corp............................      1.63           3,085,513
                                                                                                  -------------
                                                                                                     5,148,208
Others-- 0.82%
---------------------------------------------------------------------------------------------------------------
          435    *   Victor Taichung Machinery Works............................      0.00                  15
      250,420        Merida Industry Co. Ltd....................................      0.06             108,542
    1,543,015        Taiwan Secom Co., Ltd......................................      0.76           1,440,497
                                                                                                  -------------
                                                                                                     1,549,054
                                                                                                  -------------
TOTAL COMMON STOCKS (COST $210,201,234) ........................................                   144,060,673


* Non-income producing; these stocks did not pay a cash dividend during the year.


See accompanying notes to consolidated financail statements.


SHORT-TERM INVESTMENTS-- 27.86%                                                         % of     Market Value
Commercial Paper-- 27.86%                                                         Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
    Principal
      Amount        Issuer (Guarantor)
      ---------       ----------------
$   3,031,038        Chi-I Leasing Corp. (Deutsche Bank),
                      4.85%, Due 01/03/01.......................................      1.60       $   3,030,235
    3,394,762        Evergreen Marine Corp. (Taipei Bank),
                      4.80%, Due 01/03/01.......................................      1.80           3,393,871
    3,031,038        Chi-I Leasing Corp. (Citibank, N.A.),
                      4.85%, Due 01/05/01.......................................      1.60           3,029,432
    1,515,519        Chi-I Leasing Corp. (Citibank, N.A.),
                      4.85%, Due 01/05/01.......................................      0.80           1,514,715
    1,212,415        MoKo Electronics Co., Ltd. (Deutsche Bank),
                      4.83%, Due 01/05/01.......................................      0.64           1,211,774
    3,031,038        Collins Co., Ltd. (Banque Nationale de Paris),
                      4.80%, Due 01/05/01.......................................      1.61           3,029,454
    1,515,519        I-Chang Investment Co., Ltd. (Taishin Int'l Bank),
                      4.80%, Due 01/05/01.......................................      0.81           1,514,726
    4,546,557        Chi-I Leasing Corp. (Citibank, N.A.),
                      4.80%, Due 01/05/01.......................................      2.41           4,544,171
      606,208        Bing Young Corp. (Dah An Commercial Bank ),
                      4.80%, Due 01/05/01.......................................      0.32             605,891
      909,311        Chung Yuan Construction Co., (Krediet Bank N.V.),
                      4.85%, Due 01/08/01.......................................      0.48             908,471
      303,104        Taian Electric Co., Ltd. (Dai-Ichi Kangyo Bank),
                      4.85%, Due 01/09/01.......................................      0.16             302,784
      909,311        Yuan Jen Enterprises Co., Ltd. (Dah An Commercial Bank),
                      4.80%, Due 01/09/01.......................................      0.48             908,355
    1,515,519        Far Eastern Textile Ltd. (ANZ Grindlays Bank),
                      4.83%, Due 01/09/01.......................................      0.80           1,513,919
    1,515,519        Far Eastern Textile Ltd. (Credit Lyonnais Bank),
                      4.80%, Due 01/09/01.......................................      0.80           1,513,929
    1,515,519        Tainan Spinning Co., Ltd. (China Development Industrial
                      Bank), 4.85%, Due 01/10/01................................      0.80           1,513,716
      303,104        Taiwan Lite-on Co. (Taishin Int'l Bank),
                      4.85%, Due 01/10/01.......................................      0.16             302,744
      363,725        Kang Su Technology Inc. (Hongkong & Shanghai Bank),  ......
                      4.85%, Due 01/10/01.......................................      0.19             363,291
    1,515,519        TCT  Investment Co., Ltd. (Chinatrust Commercial Bank),
                      4.83%, Due 01/10/01.......................................      0.80           1,513,727
    1,515,519        EMI Corp. (Standard Chartered Bank),
                      4.85%, Due 01/11/01.......................................      0.80           1,513,511
    1,515,519        EMI Corp. (Standard Chartered Bank),
                      4.80%, Due 01/11/01.......................................      0.80           1,513,529
      606,208        Jih Sun International Leasing (Grand Commercial Bank),  ...
                     4.80%, Due 01/15/01........................................      0.32             605,099


See accompanying notes to consolidated financial statements.

                                                                                         % of     Market Value
Commercial Paper-- (Continued)                                                    Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
    Principal
      Amount        Issuer (Guarantor)
      ---------       ----------------
$   1,515,519        Nanlien International Corp. (Dah An Commercial Bank),    ..
                      4.85%, Due 01/16/01.......................................      0.80           1,512,508
    1,515,519        Fuwan Corp. (Deutsche Bank),
                      4.85%, Due 01/16/01.......................................      0.80           1,512,510
    4,849,661        Evergreen Airlines Ltd. (Dah An Commercial Bank),
                      4.80%, Due 01/16/01.......................................      2.56           4,840,127
    1,363,967        Jih Sun Securities Co., Ltd. (Chinatrust Commercial Bank),
                      4.80%, Due 01/16/01 ......................................      0.72           1,361,293
    6,062,076        Ford Lio Ho Motors Ltd. (Chang Hwa Commercial Bank),   ....
                      4.85%, Due 01/18/01.......................................      3.20           6,048,438
    3,031,038        Shun Cheng Corp. (Grand Commercial Bank),
                      4.95%, Due 02/05/01.......................................      1.60           3,016,737
                                                                                                     ---------


TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $52,638,957)                                           52,638,957
                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE
     (COST $262,840,191)                                                            104.11         196,699,630

LIABILITIES (LESS OTHER ASSETS)                                                      (4.11)        ( 7,761,002)
                                                                                      -----        -----------

NET ASSETS                                                                          100.00       $ 188,938,628
                                                                                    ======       =============


See accompanying notes to consolidated financial statements.


---------------------------------------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Assets and Liabilities
December 31, 2000 (Expressed in US Dollars)
---------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities at market value (Notes 2B, 3 and 6):
     Common stocks (cost-- $210,201,234).............................................             $144,060,673
     Short-term investments (amortized cost-- $52,638,957)...........................               52,638,957
                                                                                                  ------------
        Total investments in securities at market value (cost-- $262,840,191)                      196,699,630

Cash.................................................................................                8,395,387
Prepaid expense......................................................................                   30,655
Other receivables....................................................................                    1,188
                                                                                                  ------------
        Total assets.................................................................              205,126,860
                                                                                                  ------------

LIABILITIES

Payable for securities purchased.....................................................                3,534,863
Management fee payable (Note 4)......................................................                  234,813
Custodian fee payable (Note 5).......................................................                   26,142
Accrued Republic of China taxes (Note 2G)............................................                  100,964
Distribution payable (Note 2F) ......................................................               12,098,621
Other payables.......................................................................                  192,829
                                                                                                  ------------
        Total liabilities............................................................               16,188,232
                                                                                                  ------------
Net assets...........................................................................             $188,938,628
                                                                                                  ============

COMPONENTS OF NET ASSETS (NOTE 2)

Par value of shares of beneficial interest (Note 7)..................................                  326,990
Additional paid-in capital...........................................................              313,223,313
Accumulated net investment income....................................................                   46,376
Accumulated realized loss on investments.............................................              (25,218,527)
Unrealized depreciation on investments (Note 6)......................................              (66,140,561)
Cumulative translation adjustment (Note 2E)..........................................              (33,298,963)
                                                                                                  ------------
Net assets...........................................................................             $188,938,628
                                                                                                  ============
Net asset value per share (32,698,976 shares issued and outstanding).................             $       5.78
                                                                                                  ============

See accompanying notes to consolidated financial statements.


--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Operations
For the Year ended December 31, 2000 (Expressed in US Dollars)
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2C)

     Dividends.................................................    $  1,931,341
     Interest..................................................       1,558,729
                                                                   -------------
                                                                      3,490,070

REPUBLIC OF CHINA TAXES (NOTE 2G)..............................       1,629,000
                                                                   -------------
                                                                      1,861,070
                                                                   -------------

EXPENSES

     Management fee (Note 4)...................................       4,067,023
     Custodian fee (Note 5)....................................         464,262
     Professional fees.........................................         438,606
     Administrative fee........................................          92,000
     Insurance expenses........................................          68,650
     Trustee fees..............................................          78,000
     Other expenses............................................         164,870
                                                                   -------------
                                                                      5,373,411
                                                                   -------------
Net investment loss ...........................................      (3,512,341)
                                                                   -------------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 2 AND 6)

     Net realized loss on:
      investments (excluding short term investments)...........      (2,862,401)
      foreign currency transactions............................          (2,310)

     Net decrease in unrealized appreciation on:
      investments (excluding short-term investments)...........    (113,558,157)
      translation of assets and liabilities in foreign
      currencies...............................................     (13,548,838)
                                                                  --------------
     Net realized and unrealized loss from investments and
     foreign currencies........................................    (129,971,706)
                                                                  --------------

     Net decrease in net assets resulting from operations......   $(133,484,047)
                                                                  ==============

See accompanying notes to consolidated financial statements.


--------------------------------------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Changes in Net Assets
For the Years ended December 31, 2000 and 1999 (Expressed in US Dollars)
--------------------------------------------------------------------------------------------------------------

                                                                                2000                1999
                                                                           ------------        ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION
     Net investment loss............................................        $(3,512,341)        $(3,674,266)
     Net realized gain (loss) on investments and foreign
            currency transactions...................................         (2,864,711)         19,612,738
     Net increase (decrease) in unrealized appreciation
            on investments..........................................       (113,558,157)         64,739,562
     Net increase (decrease) in unrealized appreciation on
            translation of assets and liabilities in foreign currencies     (13,548,838)          7,495,706
                                                                           ------------        ------------
     Net increase  (decrease) in net assets resulting
            from operations.........................................       (133,484,047)         88,173,740
                                                                           ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2F)
     Net realized gain on investments...............................        (12,098,621)                 --
                                                                           ------------

     Total distributions............................................        (12,098,621)                 --
                                                                           ------------

Increase (decrease) in net assets...................................       (145,582,668)         88,173,740

Net assets, beginning of year.......................................        334,521,296         246,347,556
                                                                           ------------        ------------

Net assets, end of year.............................................       $188,938,628        $334,521,296
                                                                           ============        ============

See accompanying notes to consolidated financial statements.




---------------------------------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Financial Highlights
(Expressed in US Dollars)
---------------------------------------------------------------------------------------------------------

                                                                   Years Ended December 31,
                                                         ------------------------------------------
                                                          2000    1999      1998     1997     1996
                                                         ------  ------    ------   ------   ------

PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of year............       10.23    7.53     9.58     11.67     9.30
     Net investment loss...........................       (0.11)  (0.11)   (0.11)    (0.16)   (0.12)
     Net realized and unrealized gain (loss) on
         investments and foreign currency
         transactions   ...........................       (3.56)   2.58    (1.73)     3.20     2.57
     Net increase (decrease) in unrealized
         appreciation on translation of foreign
         currencies     ...........................       (0.41)   0.23     0.08     (1.88)   (0.08)
                                                         ------  ------   ------    ------   ------
              Total from investment operations.....       (4.08)   2.70    (1.76)     1.16     2.37
Net effect of share transactions...................          --      --       --      0.09       --

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital.......................................          --      --    (0.13)       --       --
     Net investment income.........................          --      --    (0.07)    (0.39)      --
     Net realized gain on investments..............       (0.37)     --    (0.09)    (2.95)      --
                                                         ------  ------   ------    ------   ------
              Total distributions*.................       (0.37)     --    (0.29)    (3.34)      --
                                                         ------  ------   ------    ------   ------
NET ASSET VALUE, END OF YEAR.......................        5.78   10.23     7.53      9.58    11.67
                                                         ======  ======   ======    ======   ======
PER SHARE MARKET PRICE, END OF YEAR................        4.56    8.44     6.19      8.13    10.13

TOTAL INVESTMENT RETURN (%):
     Based on the Trust's market price                   (41.71)  36.35   (20.31)    10.55    (3.52)
     Based on the Trust's net asset value                (39.94)  35.86   (18.42)     9.41    25.48

RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands)........     188,939 334,521  246,348   313,344  394,743
     Ratio of expenses to average net assets (%)...        1.67    1.81     1.77      1.51     1.75
     Ratio of net investment loss to average
         net assets (%)............................       (1.09)  (1.35)   (1.28)    (1.13)   (1.14)
     Portfolio turnover ratio (%)..................         165     191      133       106      148


* See Note 2F for information concerning the Trust's distribution policy.



See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Notes to Consolidated Financial Statements / December 31, 2000
(Expressed in US Dollars)
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION AND ACQUISITION OF THE
TAIWAN (R.O.C.) FUND
--------------------------------------------------------------------------------
The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited ("IIT") and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
--------------------------------------------------------------------------------
A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued at cost, which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 2000, this rate was approximately NT$32.992 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations. The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles. Permanent book and tax differences primarily relate to the treatment of the Trust's foreign currency and net operating losses for U.S. federal income tax purposes. Temporary book and tax differences are primarily due to differing treatments for net capital losses and wash sale deferrals. The distribution from net realized gains of $0.37 per share was derived from net realized security gains generated by the Trust during fiscal 2000, $0.22 per share of which was derived from net realized short-term capital gains generated by the Trust and $0.15 per share of which was derived from net realized long-term capital gains generated by the Trust.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends of approximately $4,700,000 (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,573,037 for the twelve months ended December 31, 2000.

H -- Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements, consolidated financial highlights and the accompanying notes. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

NOTE 4 -- INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Through June 30, 2000, the Trust paid the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion. Effective July 1, 2000, the fee paid by the Trust to the Manager was reduced, without reduction of the services provided by the Manager, as follows: 1.35% of such NAV up to NT$6 billion, 1.15% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.95% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.75% of such NAV in excess of NT$10 billion.

NOTE 5 -- CUSTODIAN
--------------------------------------------------------------------------------
Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns 7.78% of the outstanding capital stock of IIT. Through June 30, 2000, the Trust paid CTC a fee in NT$, at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NTD2.4 million. Effective July 1, 2000, the fee paid by the Trust to CTC was reduced, without reduction of the services provided by CTC, as follows: 0.15% of such NAV up to NT$6 billion, 0.13% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.09% of such NAV in excess of NT$10 billion.

NOTE 6 -- INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------
Purchases and proceeds from sales, excluding bonds and short-term investments, for the twelve months ended December 31, 2000, included approximately $475,617,692 for stock purchases and approximately $522,131,849 for stock sales, respectively.

At December 31, 2000, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was approximately $209,165,405. At December 31, 2000, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $7,168 and the aggregate gross unrealized depreciation on these investments was approximately $65,111,900, or a net unrealized depreciation of approximately $65,104,732. This amount differs from the amount reflected as unrealized depreciation on investments under Components of net assets in the Consolidated Statements of Assets and Liabilities because of the difference between tax and financial accounting referred to in Notes 2D and 2F.

NOTE 7 -- SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 2000, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------
  The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1999. The Fund intends to apply for such status for succeeding accounting periods.

--------------------------------------------------------------------------------
Michael Ding has been the portfolio manager of the Fund since July 1999 and its President since September 1999. He had been the Fund's deputy manager since March 1999. Mr. Ding is also the President of International Investment Trust Co.
(IIT), the Fund's investment manager. He has worked for the past two years at IIT, where he was previously senior vice president and chief investment officer. Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996.

--------------------------------------------------------------------------------

                              [LETTERHEAD OF KPMG]

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 3l, 1999, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included the physical examination of short-term investments owned as of December 31, l999, and confirmation of securities owned as of December 31, l999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles in the United States of America.



/s/ KPMG
-----------------------
Taipei, Taiwan
January l9, 2000

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President
Daniel Chiang, Trustee
Edward B. Collins, Trustee and Audit Committee
   Member
Pedro-Pablo Kuczynski, Trustee and Audit Committee
   Member
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Peggy Chen, Chief Financial Officer,
   Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.